CLAIMS PURCHASE AGREEMENT

This Claims Purchase Agreement ("Agreement") is entered into as of September 22, 2010 (the "Effective Date"), by and among Socius CG II, Ltd., a Bermuda exempted company ("Purchaser"), the creditor named on the signature page hereof ("Creditor"), and, as to Sections 7-12 hereof and the Acknowledgment hereto, by New Generation Biofuels Holdings, Inc., a Florida corporation ("NGBF"). In this Agreement, Purchaser, Creditor and NGBF are referred to, each, as a "Party" and, collectively, as the "Parties".

RECITALS

A. NGBF is indebted to Creditor pursuant to the terms of that certain Secured Convertible Promissory Note and Security Agreement, dated April 30, 2010, as amended by Extension Agreements dated July 30, 2010 and September 22, 2010, in the principal amount of Five Hundred Thousand Dollars ($500,000.00), a copy of which is attached as Exhibit A (the "Note"). NGBF is also indebted to Creditor for accrued and unpaid interest on the Note, which interest totals $30,833.00 through September 22, 2010. As of the Effective Date, the Note and such accrued interest is unpaid, due and owing.

B. Creditor desires to sell, transfer and assign to Purchaser its right to receive the entire principal amount of and under the Note, plus the right to receive accrued interest thereunder (the "Subject Claim"), and Purchaser desires to purchase the Subject Claim, all subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Purchase and Sale of Subject Claim; Purchase Price.

(a) Purchase and Sale. Upon the terms of this Agreement and subject only to the conditions subsequent set forth in Section 2 below, Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration specified below, all right, title and interest in and to the Subject Claim. The Subject Claim includes, and Purchaser is purchasing, any and all claims for accrued and unpaid interest owing to Creditor by NGBF as of the Effective Date under or in connection with the Note, including, without limitation, all accrued and unpaid interest on the Subject Claim as of the Effective Date, and any and all interest accruing on the Subject Claim after the Effective Date. The Subject Claim does not include, and Purchaser is not purchasing, (i) any and all claims of Creditor against NGBF for reimbursable expenses under or in connection with the Note prior to the Effective Date, nor (ii) the Warrant issued to Creditor contemporaneously with the Note, all of which are expressly retained and preserved by Creditor for its own benefit.

(b) The total consideration to be paid by Purchaser to Creditor for the Subject Claim shall be Five Hundred Thirty Thousand Eight Hundred Thirty-Three Dollars ($530,833.00) plus accrued interest after September 22, 2010 and through the date of payment to Creditor (the "Purchase Price"). The Purchase Price shall be due and payable by Purchaser to Creditor by wire transfer on the date set forth in Section 2(b) below.

(c) Creditor waives any Event of Default (as defined in Section 6 of the Note) that may have occurred prior to the Effective Date including, but not limited to any Event of Default under Section 6(d) or Section 6(e) thereof, that may occur as a result of any action contemplated in this Agreement.

2. Conditions Subsequent.

(a) Commencement of Action; Court Approval. No later than close of business on the third business day after the Effective Date, Purchaser shall file an action (the "Action") against NGBF in the Superior Court of the State of California for the County of Los Angeles (the "Court") for collection of the Subject Claim. Purchaser shall immediately seek to settle the Action on terms acceptable to Purchaser and NGBF in Purchaser's and NGBF's respective sole discretion, and, by appropriate motion or other pleading, seek approval from the Court of such settlement in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act"). If the Court has not entered an order approving such settlement (the "Court Approval") by the close of business on October 1, 2010, then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time after such day and prior to the occurrence of Court Approval. If such termination is so effected by Purchaser, then this Agreement shall be deemed void ab initio and of no further force or effect, no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred, and Purchaser shall dismiss the Action.

(b) Payment of Purchase Price. If Court Approval is obtained before Creditor has exercised any termination right set forth in Section 2(a), then no later than close of business on the first business day after the later of (i) the date Court Approval has been obtained and (ii) the date upon which Purchaser has in its possession the original Note (the "Payment Date"), Purchaser shall pay the Purchase Price to Creditor by wire transfer to Creditor pursuant to wire transfer instructions set forth on the page following the signature page hereof.

3. Satisfaction of Conditions Subsequent. Upon (and only upon) (i) Court Approval having been obtained before Creditor has exercised any termination right pursuant to Section 2(a), (ii) the payment of the Purchase Price to Creditor, then all conditions subsequent shall have been satisfied and the sale and assignment of the Subject Claim shall be complete and indefeasible.

4. Representations, Warranties and Covenants of Creditor. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) Creditor is the sole owner of the Subject Claim, free and clear of all liens, claims, encumbrances, and rights of any third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Subject Claim. Exhibit A hereto contains a true, complete and correct copy of the Note as amended to date and there has not been any modification, compromise, forbearance or waiver entered into or given with respect to the Note except as expressly set forth in Exhibit A.

(b) The Subject claim is currently due and owing, and the Note is past due, in default and payable in full. Creditor did not enter into the loan or receive the Note with the intention of entering into a transaction under Section 3(a)(10) of the Securities Act or in contemplation of any sale or distribution of NGBF securities or any other transaction except the potential conversion of the Note to common stock as permitted thereunder.

(c) Creditor will at all times promptly withhold (if applicable) and pay when due any federal, state, local or foreign taxes legally due and payable by Creditor as a result of payment of the Purchase Price, including without limitation all income taxes, self employment taxes and foreign entity withholding taxes.

(d) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Subject Claim. Creditor has such knowledge and experience in business and financial matters that it is able to protect its

own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that except as expressly set forth in Section 5 below, Purchaser is not making any representations or warranties, including, without limitation, about NGBF.

(e) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(f) The execution and delivery of this Agreement by Creditor, and the performance of all of its obligations hereunder (i) are not in violation or breach of, and will not conflict with or constitute a default under, any note, debt instrument, security agreement, security interest, lease, lien, deed of trust, mortgage, indebtedness, indenture, guarantee, instrument or any other material contract, license, obligation, purchase order, customer order, agreement or commitment binding upon such Creditor, and (ii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over such Creditor or the Note or Subject Claim.

(g) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened, against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority (federal, state, county, local or foreign) that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement, the Note, or the Subject Claim.

(h) Except as expressly stated herein, Creditor is not, directly or indirectly, providing any consideration to or investing in any manner in, and will not at any time in the future provide any consideration or investment to, NGBF, any affiliate of NGBF, or any other person for entering into this Agreement or selling the Subject Claim.

(i) Except as expressly stated herein, Creditor is not, directly or indirectly, receiving any consideration from or being compensated in any manner by, and will not at any time in the future accept any consideration or compensation from, NGBF, any affiliate of NGBF, or any other person for entering into this Agreement or selling the Subject Claim.

5. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Creditor as follows:

(a) Purchaser has all necessary power and authority to execute, deliver and perform all of its obligations under this Agreement.

(b) The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all requisite action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(c) Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement and purchasing the Subject Claim. Purchaser acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Purchaser is not relying in that regard on Creditor. Purchaser acknowledges that (i) except as expressly set forth in Section 4 above, Creditor is not making any representations or warranties about the Subject Claim, and (ii) Creditor is not making any representations or warranties about NGBF.

6. Fees and Expenses. Creditor shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred in connection with this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor's transactions. Creditor agrees to indemnify, defend and hold Purchaser and its affiliates harmless with respect to the foregoing and all other obligations of Creditor incident to this Agreement.

7. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles. The Parties agree that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

8. Limitation of Damages. Each of the Parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval, or for any other causes beyond Purchaser's control.

9. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows: (i) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (ii) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (iii) if by e-mail, when transmitted by e-mail, or (iv) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions of this Section 9.

10. General. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Subject Claim. This Agreement may be executed in two or more counterparts, by facsimile or electronic transmission, all of which when taken together shall be considered one original.

11. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default with

respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Subject Claim, which the Parties acknowledge have been merged into this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Claims Purchase Agreement to be duly executed on the day and year first above written.

PURCHASER:

SOCIUS CG II, LTD.

By: ______________________________

Name: Terren Peizer

Title: Managing Director

CREDITOR:

Name: ______________________________

By: ______________________________

IN WITNESS WHEREOF, the Parties hereto have caused this Claims Purchase Agreement to be duly executed on the day and year first above written.

PURCHASER: SOCIUS CG II, LTD.

By:____________________
Terren Peizer, Managing Director

CREDITOR:

Name: David L Frydrych

By:____________________

2010/70218.7

ACKNOWLEDGMENT

New Generation Biofuels Holdings, Inc., a Florida corporation ("NGBF") hereby acknowledges and agrees as follows in connection with the foregoing Claims Purchase Agreement ("Agreement"), into which this Acknowledgment is hereby incorporated by this reference in its entirety. Capitalized terms used and not defined herein have the meanings set forth in the Agreement.

(1) Recital A in the Agreement is true and correct.

(2) The copies of the Note and any amendments thereto contained in Exhibit A to the Agreement are true, complete and correct copies of thereof and there has not been any modification, compromise, forbearance or waiver entered into or given with respect to such Note or the Subject Claim except as expressly set forth on Exhibit A.

(3) The sale and assignment of the Subject Claim only covers and includes $500,000.00 of principal amount of the Note and an amount of $30,833.00 of accrued and unpaid interest, plus additional interest only to the extent set forth in the Agreement. Creditor reserves and preserves all of its other claims under or in connection with the, and Creditor's sale and assignment of the Subject Claim does not and shall not in any way prejudice or have any adverse effect on such other claims of Creditor under or in connection with the Note.

(4) The execution, delivery and performance of the Note by NGBF was duly authorized by all requisite action on the part of NGBF. The Note was duly executed and delivered by NGBF and constitutes the legal, valid and binding obligation of NGBF, enforceable against NGBF in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(5) The execution, delivery and performance of the Agreement by Creditor and Purchaser does not and will not, except as waived in the Agreement by Creditor: (a) conflict with, violate or cause a breach or default under the Note or any other agreement or document related to the debt comprising the Subject Claim, or (b) require any waiver, consent or other action of NGBF or any of affiliate of NGBF.

(6) As of the Effective Date, NGBF has a sufficient number of authorized and unissued shares of common stock as may be required to be issued to Purchaser in connection with the Court Approval.

(7) Within one business day of the date of Court Approval, NGBF shall file a Current Report on Form 8-K with the SEC, describing the transaction contemplated by Purchaser and Creditor and attaching a complete copy of the Agreement as an exhibit thereto.

(8) Creditor is relying on the foregoing acknowledgments and agreements by NGBF in entering into this Agreement and in selling and assigning the Subject Claim, and Purchaser is relying on the foregoing acknowledgements and agreements by NGBF in entering into this Agreement and in purchasing and taking assignment of the Subject Claim. NGBF agrees that such acknowledgements and agreements shall survive the closing of the transactions contemplated by the Agreement and the purchase and assignment of the Subject Claim.

Exhibit A

Secured Convertible Promissory Note and Security Agreement

(see attached)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THIS NOTE, OR THE MAKER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT

Number: **BR2010-002** Columbia, Maryland
$500,000 April 30, 2010

FOR VALUE RECEIVED, the undersigned, New Generation Biofuels Holdings, Inc., a Florida corporation having its principal office located at 5850 Waterloo Road, Suite 140, Columbia, Maryland 21045 ("**Maker**" or "**Company**") or its permitted assign, promises to pay to David Frydrych ("**Holder**"), on July 30, 2010 (the "**Maturity Date**"), the lesser of (i) the principal sum of $500,000 plus interest on the outstanding principal balance and (ii) the aggregate unpaid and unconverted principal amount hereunder plus interest on the outstanding principal balance.

1. Rate of Interest. The outstanding principal amount of this Note from the date hereof until such principal amount is paid in full or converted as provided herein, shall bear simple interest at a rate of Ten Percent (10%) per annum. Interest shall be payable on the earlier of the Maturity Date or on the date the principal amount is paid in full (including on the Conversion Date, as defined below, if applicable), or at the election of the Holder, interest on the portion of the principal amount being converted shall be paid on the applicable Conversion Date, as provided in Section 5. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

2. Method of Payment. Principal and interest shall be paid in lawful money of the United States of America to the account of Holder at such account as Holder may from time to time designate to the Maker in writing.

3. Prepayment.

(a) Optional Prepayment. The outstanding principal amount of this Note, together with any unpaid interest accrued thereon, may be prepaid in its entirety without penalty at the option of the Maker.

(b) Mandatory Prepayment.

(i) Upon the occurrence of an Event of Default (as defined in Section 6), the outstanding principal of and all accrued interest on this Note shall be accelerated and shall automatically become immediately due and payable, without presentment, demand, protest or

notice of any kind, all of which are expressly waived by the Maker, notwithstanding anything contained herein to the contrary.

(ii) The Holder shall, at its sole option, have the right to require the Maker to pay the outstanding principal of and all accrued interest on this Note upon the occurrence of any of the following events: (1) Maker closing on an agreement to effectuate any sale or other disposition of all or substantially all of its assets, in one transaction or in a series of transactions, (2) the Maker closing on an agreement to effectuate any consolidation or merger into another entity, or (3) any sale of a majority of the outstanding equity of the Maker (or any other event that constitutes a Change of Control of the Maker (as defined below)), in one transaction or in a series of transactions other than a transaction triggering the Conversion (as defined below). Immediately upon the occurrence of either of the events set forth in clauses (1) or (2) above, or immediately upon obtaining knowledge that any person has entered into an agreement to effectuate, the event set forth in clause (3) above, the Maker shall give written notice of such event to the Holder. "**Change of Control**" means any person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) that is not currently a beneficial owner of Maker's stock, becoming the beneficial owner, directly or indirectly, of outstanding shares of stock of Maker entitling such person or persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting of the shareholders of the Company in the election of directors (the term "beneficial owner" shall be determined in accordance with Rule 13d-3 of the Exchange Act), but excluding unexercised warrants with an exercise price in excess of the then most recent closing sale price of the Company's Common Stock.

4. Conversion. At any time prior to the Maturity Date, at the election of the Holder, all or any portion of the outstanding principal amount due under the Note and/or accrued and unpaid interest thereon shall be converted into that number of shares of common stock of the Company ("**Common Stock**") equal to the quotient resulting from the division of (i) the amount being converted (principal and interest) by (ii) $0.90 per share, as adjusted as provided herein (the "**Conversion Price**"). Should the Holder so elect, any accrued but unpaid interest on the portion of the Note being converted may be paid in cash at the time of, and in lieu of, conversion of such interest into Common Stock.

(a) Conversion shall be effected by the surrender of this Note by the Holder, marked "canceled," at the principal corporate office of the Maker together with Holder's written notice to the Maker stating the amount to be converted (or the entire outstanding balance, as applicable) and the name or names in which the certificate or certificates for the Common Stock (the "**Conversion Stock**") are to be issued. At the time of such conversion, the Maker shall issue and deliver to the Holder a certificate or certificates for the number of shares of Conversion Stock to which the Holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the Maker receives the cancelled Note and the Holder's conversion notice (the "**Conversion Date**"), and the persons entitled to receive the Conversion Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Stock as of such date. No further interest shall accrue after the Conversion Date. No fractional shares shall be issued upon conversion of this Note and the number of shares or units of Conversion Stock to be issued shall be rounded down to the nearest

whole share. If less than the entire outstanding balance is converted, the Company shall issue a new Note for the remaining balance outstanding following conversion.

(b) This Note is one of an authorized issue of the Maker's Convertible Promissory Notes, due July 30, 2010 (herein collectively called the "**Notes**") issued in varying denominations pursuant to the Note and Warrant Purchase Agreement between the Maker and the holders of the Notes, dated as of April 30, 2010 (the "**Purchase Agreement**"), numbered consecutively and limited to the maximum aggregate principal amount of Two Million Dollars ($2,000,000). All rights and priorities of the registered owner of this Note and the indebtedness evidenced hereby shall rank pari passu in all respects with the rights and priorities accorded the registered owners of the Notes and the indebtedness evidenced thereby.

(c) The Company shall not effect the conversion of this Note, and the Holder shall not have the right to conversion this Note, to the extent that after giving effect to such conversion, such Person (together with such Person's affiliates) would beneficially own in excess of 9.99% (the "**Maximum Percentage**") of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by such Person and its affiliates and (B) conversion or conversion of the unconverted or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or Notes) subject to a limitation on conversion or conversion analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Note, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission ("**SEC**"), as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, where such request indicates that it is being made pursuant to this Note, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or conversion of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided, that any such increase will not be effective until the 61st day after such notice is delivered to the Company.

(d) All shares of Conversion Stock issuable upon the conversion of this Note in accordance with the terms hereof will not be registered with the SEC and will not be

transferable or resalable by any subscribers except as permitted pursuant to registration or exemption under the Securities Act. Rule 144 provides that all non-affiliates who have held restricted securities of an SEC reporting company for at least six months and have not had an affiliate relationship with the issuer during the preceding three months may sell their securities without restriction or limitation, other than that the issuer must be in compliance with the rule's current public information requirements during the six months following satisfaction of the six-month holding period requirement. It also provides that all non-affiliates who have held restricted shares of an SEC reporting company for more than one year, may freely sell the securities without regard to any Rule 144 conditions. The Company will undertake all reasonable efforts to comply with Rule 144's current information requirement, including compliance with the filing and reporting requirements of section 13 or 15(d) of the Exchange Act.

(e) The Company shall pay all expenses payable in connection with the preparation, issue and delivery of stock certificates under this section; provided, however, that the Holder shall be responsible for all transfer taxes resulting from the fact that any certificate issued in respect of Conversion Stock is not in the name of the Holder.

(f) All shares of Conversion Stock issuable upon the conversion of this Note in accordance with the terms hereof shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the Holder or restrictions upon transfer under federal or state securities laws.

(g) If, at any time prior to the repayment in full of this Note, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the Conversion Price shall be adjusted to a new amount equal to the product of (A) the Conversion Price in effect on such record date, and (B) the quotient obtained by dividing (x) the number of shares of Conversion Stock into which this Note would be exercisable on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)), by (y) the number of shares of Conversion Stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if this Note had been converted immediately prior to such record date.

(h) In case of any reclassification or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Company) at any time prior to the repayment in full of this Note, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right prior to the repayment in full of this Note to convert amounts

outstanding under this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation or merger by a holder of the number of shares of Conversion Stock of the Company which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation or merger, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including provisions for the adjustment of the Conversion Price and of the number of shares purchasable upon conversion of this Note) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon conversion hereof.

(i) The Company shall, at all times on and after the date hereof, reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of this Note.

(j) Nothing contained herein shall be construed to confer upon the holder of this Note, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Note shall have been converted and the certificates representing the Conversion Stock shall have been issued, as provided herein.

(k) The Company will not at any time, except upon dissolution, liquidation or winding up, close its stock books so as to result in preventing or delaying the conversion of any Note.

(l) The Holder, by accepting this Note, covenants and agrees that, at the time of conversion hereof, and at the time of any proposed transfer of Conversion Stock acquired upon conversion hereof, unless a current registration statement under the Securities Act shall be in effect with respect to the Conversion Stock to be issued upon conversion of this Note, such Holder will deliver to the Company a written statement that the securities acquired by the Holder upon conversion hereof are for the account of the Holder or are being held by the Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof). The Holder agrees that certificates representing Conversion Stock may bear a legend substantially as follows:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR

TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO THESE SECURITIES OR (2) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

5. Security Agreement.

(a) This Note shall constitute a security agreement as that term is used in the Uniform Commercial Code (the "**UCC**") and Maker hereby grants to Holder, in order to secure Maker's obligations under this Note, a security interest in the equipment and other assets of the Maker located at its biofuels plant with an address of 5501 Pennington, Ave., Baltimore, Maryland (the "**Plant**") and the proceeds thereof, excluding fuel sold in the ordinary course of business (collectively, the "**Secured Property**"). Terms used in this paragraph that are defined in the UCC shall have the meanings assigned thereto in Article 9 of the UCC of the State of Maryland.

(b) Maker shall take all actions as may be required to ensure that the security interest maintained hereunder constitutes a first priority perfected security interest. Maker will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Holder from time to time such financing statements, certificates and other assurances or instruments and take such further steps relating to the Secured Property which Holder, upon written discretion, deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Secured Property. Without limiting the foregoing, Maker hereby authorizes Holder to file any such financing statements as Holder shall determine to be necessary or advisable to perfect the security interest granted hereunder, without the signature of Maker.

(c) Maker represents and warrants that (i) it is a Florida corporation, (ii) its organizational identification number is 26-0067474, (iii) its full legal name is New Generation Biofuels Holdings, Inc. and (iv) its chief executive office is located at 5850 Waterloo Road, Suite 140, Columbia, Maryland 21045. Maker shall not change any of the information described in this clause (c) without 30 days prior written notice to Holder and completing such action as Holder may reasonably request to protect and perfect the security interest granted hereunder. Maker further represents and warrants that except for the liens granted hereunder, it has not granted any other liens on the Secured Property or authorized the filing of any UCC financing statement with respect thereto.

(d) In addition to all other rights, options, and remedies granted to Holder under this Note, upon the occurrence of an Event of Default, Holder may exercise all other rights granted to it under this Note and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law, and exercise the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

(i) the right to take possession of, send notices regarding, and collect directly the Secured Property, with or without judicial process, and to exercise all rights and

remedies available to Holder with respect to the Secured Property under the UCC in effect in the applicable jurisdiction(s);

(ii) the right to (by its own means or with judicial assistance) enter the Plant (provided, however, that if the Secured Property is relocated to any other premises, this subclause (ii) shall also apply to such premises) and take possession of the Secured Property, or dispose of the Secured Property on such premises in compliance with subsection (d) below, without any liability for rent, storage, utilities, or other sums, and Maker shall not resist or interfere with such action; and

(iii) the right to require Maker at Maker's expense to assemble all or any part of the Secured Property and make it available to Holder at any place designated by Holder.

(e) In the case of such an Event of Default, Holder shall give the Maker not less than 10 business days prior written notice of its intended disposition of the Secured Property; provided, however, if Maker cures such an Event of Default prior to expiration of such notice period, an Event of Default will be not deemed to have occurred and Holder shall have no rights to accelerate repayment or enforce the Secured Property. Maker agrees that a notice received by it at least ten (10) business days before the time of any intended public sale, or the time after which any private sale or other disposition of the Secured Property is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Secured Property that threatens to decline rapidly in value or that is sold on a recognized market may be sold immediately by Holder without prior notice to Maker. At any sale or disposition of Secured Property, Holder may (to the extent permitted by applicable law) purchase all or any part of the Secured Property, free from any right of redemption by Maker, which right is hereby waived and released. Maker covenants and agrees not to interfere with or impose any obstacle to Holder's exercise of its rights and remedies with respect to the Secured Property following an Event of Default.

(f) Holder shall have the right to proceed against all or any portion of the Secured Property to satisfy the liabilities and obligations of Maker to Holder in any order. All rights and remedies granted Holder under this Note and under any other agreement referred to in this Note, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Holder may proceed with any number of remedies at the same time until the principal, all interest, costs, expenses and other charges due under, and all other existing and future liabilities and obligations of Maker to Holder under this Note are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Holder, upon the occurrence of an Event of Default, may proceed against Maker, and/or the Secured Property, at any time, under any agreement, with any available remedy and in any order.

(g) Maker hereby irrevocably appoints Holder as its attorney-in-fact with right of substitution, so that Holder or any other Person empowered by Holder shall be authorized, without need of further authorization from the Maker, at any time upon the occurrence of and during the continuation of an Event of Default, in Holder's discretion to take any and all actions

authorized or permitted to be taken by Holder under this Note or by law which Holder may deem necessary or advisable to accomplish the purposes of this Note. Maker hereby confirms and ratifies any and all actions and things performed or done by Holder as Maker's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder. This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by Maker until all of the obligations under this Note have been paid in full.

(h) Maker shall permit representatives of Holder to visit and inspect the Plant and to discuss Maker's affairs, finances and accounts with Maker's directors and officers at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Maker.

(i) Maker shall maintain, with financially sound and reputable insurance companies not Affiliates of Maker, insurance with respect to the assets located at the Plant against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which insurance shall in any event be reasonably satisfactory to Holder. In the event that any proceeds relating to a casualty event are received from the insurer in respect of the insurance policies described in this subsection (i), such proceeds shall be promptly applied by Maker to repair or replace the assets that were the subject of such casualty event.

(j) Holder acknowledges that its rights under this Section 5 are subject to the lease with respect to the Plant (a copy of which shall be made available to Holder upon written request to the Company) and the rights of the lessor thereunder, including any liens that may arise due to nonpayment of rent, mechanics' liens for work performed or otherwise.

6. Events of Default. An "**Event of Default**" shall occur if:

(a) The Maker shall default in the payment of the principal of or interest payable on this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default shall continue un-remedied for ten (10) business days;

(b) The Maker shall fail, in any material respect, to observe or perform any covenant or agreement contained in this Note or the Purchase Agreement issued pursuant thereto and such failure shall continue for ten (10) business days after the Maker receives notice of such failure;

(c) Any material representation, warranty, certification or statement made by or on behalf of the Maker in this Note or the Purchase Agreement or in any certificate, writing or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made, taking into consideration any applicable cure period thereunder;

(d) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of Maker or of a

substantial part of Maker's respective property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law (any such law, a "**Bankruptcy Law**"), (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of the Maker, (C) the winding up or liquidation of the Maker, and such proceeding or petition shall continue un-dismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered;

(e) the Maker shall (A) voluntarily commence any proceeding or file any petition seeking relief under a Bankruptcy Law, (B) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (D) below, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of the Maker, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing; or

(f) any material provisions of this Note or the Purchase Agreement shall become void or unenforceable or the Maker shall so assert in writing.

7. Suits for Enforcement.

Upon the occurrence of any one or more Events of Default, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Purchase Agreement or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right it may have as a holder of this Note.

8. Legal Holiday. If any payment pursuant to this Note shall be due on a Saturday, a Sunday or a day which is a legal holiday in Baltimore, Maryland, such payment shall be made without default on the next succeeding day which is a business day, but any interest-bearing portions of the payment shall continue to accrue interest until payment during the extension.

9. No Waiver. The rights and remedies of Holder hereunder shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

10. Use of Proceeds. Maker hereby declares, represents, and warrants that the indebtedness evidenced hereby is made for the purpose of acquiring or carrying on a business, professional, or commercial activity.

11. Assignment; Successors and Assigns. Except with the prior written consent of Maker in its sole and absolute discretion, this Note may be not be assigned by Holder to any person or entity; provided, however, that nothing herein shall limit the transferability of Common Stock received upon conversion of all or any part of this Note. This Note shall inure to the benefit of and be enforceable by Holder and Holder's successors and permitted assigns, and shall be binding and enforceable against Maker and Maker's successors and assigns.

12. Governing Law; Amendments. This Note shall be governed by and construed under and in accordance with the laws of the State of New York. This Note may be amended, supplemented or modified only by written instruction duly executed by or on behalf of the Holders of 50% of the total Outstanding Balances under the Notes.

13. Accredited Investor Status. Holder hereby represents that Holder (as appropriate) is an "accredited investor" as such term is defined in Rule 501 under the Act, and understands that the Maker is relying on such representations in issuing this Note pursuant to an exemption from registration under the Act.

14. Venue. Maker irrevocably consents to the non-exclusive jurisdiction of the federal and state courts located in the State of Maryland. Maker agrees that venue shall be proper in any federal court located in the State of Maryland selected by Holder and waives any right to object to the maintenance of a suit in any of the state or federal courts located in the State of Maryland on the basis of improper venue or of inconvenience of forum.

15. Waiver of Jury Trial. Maker (by execution of this Note) and Holder (by acceptance of this Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against Maker or Holder, or any successor or assign of Maker or Holder, on or with respect to this Note, or which in any way relates, directly or indirectly, to the obligations of Maker to Holder under this Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. MAKER AND HOLDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. Maker and Holder acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that Holder would not enter into the transaction contemplated hereby with Maker if this provision were not part of their agreement.

16. Counterparts. This Note may be executed in two counterparts, both of which together constitute one instrument. This Note may be executed by delivery of an original executed counterpart signature page by facsimile transmission.

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SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT

EXTENSION AGREEMENT

THIS AGREEMENT is by and between **New Generation Biofuels Holdings, Inc.**, a Florida corporation having its principal office located at 5850 Waterloo Road, Suite 140, Columbia, Maryland, 21045 ("**Maker**" or "**Company**") **and David L. Frydrych** ("**Holder**").

WHEREAS, Company previously executed a promissory note in an original principal amount of $500,000 and dated April 29, 2010, a copy of which is attached hereto as Exhibit A. (hereinafter referred to as the "Promissory Note"); and

WHEREAS, Company has requested an extension of the Maturity date to August 31, 2010; and

WHEREAS, Company and Holder wish to modify the Promissory Note in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions, provisions and covenants contained herein, Company and Holder do hereby agree as follows:

1. The Promissory Note shall be modified and extended as specified herein below.

   Maturity Date. The maturity date has been changed to **August 31st, 2010.**

   Rate of Interest. The outstanding principal amount of this Note from the date of April 29, 2010 until such principal amount is paid in full or converted as provided herein, shall bear simple interest at a rate of **Fifteen Percent (15%)** per annum. Interest shall be payable on the earlier of the Maturity Date or on the date the principal amount is paid in full (including on the Conversion Date, as defined below, if applicable), or at the election of the Holder, interest on the portion of the principal amount being converted shall be paid on the applicable Conversion Date, as provided in Section 5. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT

EXTENSION AGREEMENT

THIS AGREEMENT is by and between **New Generation Biofuels Holdings, Inc.**, a Florida corporation having its principal office located at 5850 Waterloo Road, Suite 140, Columbia, Maryland, 21045 (**"Maker"** or **"Company"**) **and David L. Frydrych** (**"Holder"**).

WHEREAS, Company previously executed a promissory note in an original principal amount of $500,000 and dated April 29, 2010 and amended July 30, 2010, a copy of which is attached hereto as Exhibit A. (hereinafter referred to as the "Promissory Note"); and

WHEREAS, Company has requested an extension of the Maturity date to **September 30, 2010**; and

WHEREAS, Company and Holder wish to modify the Promissory Note in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration only of the foregoing premises and the terms and conditions, provisions and covenants contained herein, Company and Holder do hereby agree as follows:

1. The Promissory Note shall be modified and extended as specified herein below.

   Maturity Date. The maturity date has been changed to **September 30th, 2010.**

2. The Company shall grant to Holder a Warrant (in the form attached hereto) as consideration for such extension. The parties hereto expressly agree that the grant of the Warrant is consideration for this Extension Agreement and for no other purpose.

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